UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
December 20, 2005 (December 15, 2005)
Date of Report (date of earliest event reported)
COMMUNITY HEALTH SYSTEMS, INC.
(Exact name of Registrant as specified in charter)

Delaware	001-15925	13-3893191

(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)
155 Franklin Road, Suite 400
Brentwood, Tennessee 37027
(Address of principal executive offices)
Registrant’s telephone number, including area code: (615) 373-9600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement.
Community Health Systems, Inc. Amended and Restated 2000 Stock Option and Award Plan
On December 15, 2005, the Board of Directors of Community Health Systems, Inc. (the “Company”) approved an amendment (“Amendment No. 1”) to the Community Health Systems, Inc. Amended and Restated 2000 Stock Option and Award Plan (the “Plan”), which had been approved by the Company’s Board of Directors on February 23, 2005, and ratified, approved, and adopted by the Company’s stockholders on May 25, 2005.
Amendment No. 1 deletes an existing provision for formula grants of non-qualified stock options to the Company’s non-employee directors and amends the Plan by adding a formula grant of restricted stock to the Company’s non-employee directors. Previously, the non-employee directors received a formula grant of 10,000 non-qualified stock options upon joining the Board of Directors and a formula grant of 5,000 non-qualified stock options on the first business day of each calendar year. If a non-employee director joined the Board of Directors after June 30th of a calendar year, however, they did not receive their first annual grant until the second calendar year. Formula grants of non-qualified stock options vested in 50% increments on the first and second anniversary dates of the date of the grant.
Pursuant to Amendment No. 1 to the Plan, non-employee directors of the Board of Directors will receive a formula grant of 6,000 shares of restricted stock upon joining the Board of Directors and a formula grant of 3,000 shares of restricted stock on the first business day of each calendar year. As before, directors joining the board of directors after June 30th, will not receive their first annual grant until the second calendar year. The restrictions on sale of the shares granted as formula grants of restricted stock lapse in one-third (1/3) increments on the first, second, and third anniversary dates of the date of the grant. Restrictions will also lapse upon a change in control of the Company and upon a non-employee director’s ceasing to serve as a director on account of death, disability, or other reason, other than for cause.
On December 15, 2005, the Compensation Committee of the Company’s Board of Directors also adopted a form of Restricted Stock Award Agreement (Directors) for use in connection with the formula grants.
ITEM 9.01 Financial Statements and Exhibits
(c) Exhibits.

99.1	Amendment No. 1 to the Community Health Systems, Inc. Amended and Restated Stock Option and Award Plan

99.2	Form of Restricted Stock Award Agreement (Directors)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 20, 2005		COMMUNITY HEALTH SYSTEMS, INC.
(Registrant)

	By:	/s/ Wayne T. Smith

Wayne T. Smith
Chairman of the Board,
President and Chief Executive Officer
(principal executive officer)

	By:	/s/ W. Larry Cash

W. Larry Cash
Executive Vice President, Chief Financial Officer
and Director
(principal financial officer)